UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2026

Prairie Operating Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41895	98-0357690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 Waugh Drive Suite 400 Houston, TX	77007
(Address of Principal Executive Offices)	(Zip Code)

(713) 424-4247
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2026, Prairie Operating Co. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Hudson Bay PH XIX LLC (“High Trail”), pursuant to which the parties agreed, among other things, to amend (i) Section 4(w) of the Securities Purchase Agreement, dated as of March 24, 2025, between the Company and High Trail, as amended (the “Purchase Agreement”), to change the “Anniversary Warrant Issuance Date” from August 7, 2026 to August 14, 2026, and (ii) certain footnotes in the Form of Anniversary Warrant attached as Exhibit B to the Purchase Agreement to replace certain references to August 7, 2026 with references to August 14, 2026. The Letter Agreement also amends a previous letter agreement between the Company and High Trail to extend the issuance date of a warrant issuable to High Trail to purchase 3,000,000 shares of the Company’s common stock at an exercise price of $0.01 per share (subject to adjustment pursuant to the terms therein) (the “Second Penny Warrant”) from August 7, 2026 to August 14, 2026, so that if on August 14, 2026 (rather than August 7, 2026 as provided by the previous letter agreement), for any reason, the Anniversary Warrants (as defined in the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock) are not issued to High Trail, the Company will issue the Second Penny Warrant to High Trail.

The foregoing description of the Letter Agreement is not complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Letter Agreement, dated August 7, 2026, by and between Prairie Operating Co. and Hudson Bay PH XIX LLC
104	Cover Page Interactive Data File-formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2026

Prairie Operating Co.

By:	/s/ Daniel T. Sweeney
Name:	Daniel T. Sweeney
Title:	Executive Vice President, General Counsel and
Corporate Secretary